As Filed With The Securities and Exchange Commission on June 26, 1998.

                                               Registration No. ______________
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            ------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                             -----------------------
                         TEXAS REGIONAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                                            74-2294235
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)

                             KERRIA PLAZA, SUITE 301
                             3700 NORTH 10TH STREET
                              MCALLEN, TEXAS 78501
               (Address of Principal Executive Offices) (Zip Code)

                         TEXAS REGIONAL BANCSHARES, INC.
                        1997 INCENTIVE STOCK OPTION PLAN
                            (Full title of the plan)

                             William A. Rogers, Jr.
                      McGinnis, Lochridge & Kilgore, L.L.P.
                               1300 Capitol Center
                               919 Congress Avenue
                               Austin, Texas 78701
                     (Name and address of agent for service)

                                 (512) 495-6033
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                              PROPOSED    PROPOSED
                                              MAXIMUM      MAXIMUM
   TITLE OF                      AMOUNT      OFFERING     AGGREGATE   AMOUNT OF
  SECURITIES                      TO BE      PRICE PER    OFFERING  REGISTRATION
TO BE REGISTERED              REGISTERED(1)  UNIT (2)     PRICE (2)     FEE
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Class A Voting Common            100,000     $33.875     $3,387,500    $999.31
  Stock, par value $1.00/share    shares
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(1)  Shares are being registered pursuant to the registrant's 1997 Incentive
     Stock Option Plan.

(2) The offering price per unit is the price at which the options may be exercised.

                         TEXAS REGIONAL BANCSHARES, INC.
                              Cross-Reference Sheet

                                     Between
                        Items of Form S-8 and Prospectus


ITEM
NUMBER        ITEMS IN FORM S-8            PROSPECTUS CAPTION
------        -----------------            ------------------
1(a)          General Plan Information     Introduction; Purpose; Option
                                           Period; Stock Option Committee;
                                           Supplemental Option Plan
                                           Information

1(b)          Securities to be Offered     Amount of Stock

1(c)          Employees Who May            Eligibility and Participation;
              Participate in the Plan      Options Discretionary

1(d)          Purchase of Securities       Eligibility and Participation;
              Pursuant to the Plan and     Option Agreement; Price; Exercise
              Payment for Securities       Period; Order of Exercise of Option
              Offered

1(e)          Resale Restrictions          Purpose; Option Agreement;
                                           Exercise Period; Termination of
                                           Employment; Assignability;
                                           Investment Purpose; Sale of Stock
                                           after Exercise of Option;
                                           Restrictions on Sale of Stock
                                           Received Upon Exercise

1(f)          Tax Effects of Plan          Supplemental Option Plan
              Participation                Information

1(g)          Investment of Funds          Not applicable

1(h)          Withdrawal from the          Termination of Employment;
              Plan--Assignment of          Assignability
              Interest
1(i)          Forfeiture and Penalties     Termination of Employment;
                                           Assignability

1(j)          Charges and Deductions and   Not applicable
              Liens Therefor

2             Registrant Information and   Supplemental Option Plan
              Employee Plan Annual         Information
              Information

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

      Incorporated by reference in this Registration Statement are the following documents which have been filed with the Commission:

      (a) Texas Regional Bancshares, Inc. Annual Report on Form 10-K for the year ended December 31, 1997.

      (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year referred to in (a) above.

      (c) The descriptions of the common stock of Texas Regional Bancshares, Inc., contained in filings made under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

      All documents filed by Texas Regional Bancshares, Inc. pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.           DESCRIPTION OF SECURITIES.

      The securities registered pursuant to this registration statement are shares of the Class A Voting Common Stock, which are registered pursuant to
Section 12 of the Exchange Act.

ITEM 5.           INTERESTS OF NAMED EXPERTS.

      McGinnis, Lochridge & Kilgore, L.L.P. will render an opinion to Texas Regional Bancshares, Inc. with respect to the legality of the securities being registered in this offering. In addition, members of the firm of McGinnis, Lochridge & Kilgore, L.L.P. also provide general legal services to Texas Regional and its subsidiaries. As of May 31, 1998, Joe M. Kilgore, a partner in the law firm of McGinnis, Lochridge & Kilgore, L.L.P. and a director of Texas Regional owned or controlled 293,174 shares (2.03%) of the issued and outstanding Class A Voting Common Stock of Texas Regional. Included within this total are 15,664 shares with respect to which Mr. Kilgore holds shared voting power with other Trustees of the Company's Texas Regional Bancshares, Inc. Employee Stock Ownership Plan (with 401(k) provisions) (the "KSOP"), as to which Mr. Kilgore disclaims any beneficial ownership. As Trustee of the KSOP, Mr. Kilgore also has the power to vote shares that the participants have not designated a voting preference as and to the extent provided in the Plan.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Article V of the Bylaws of the Company provides that each person who shall have served as Director or Officer of the Company, or at its request as Director or Officer of another corporation which it now owns or may hereafter own shares of capital stock or of which it now is or may hereafter be a creditor, shall be indemnified by the Company against expenses and costs (including attorneys' fees) actually and necessarily incurred by him in connection with any claim asserted against him, by action in court or otherwise, by reason of being or having been such Director or Officer, except when in any court proceeding, he shall have been adjudged guilty of negligence or misconduct in respect to the matter in which indemnity is sought; provided, however, that the foregoing right of indemnification is not exclusive of other rights to which he may be entitled by law.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is thereby unenforceable.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable. No restricted securities are to be reoffered or resold pursuant to this Registration Statement.

ITEM 8.           EXHIBITS

      4.1 Texas Regional Bancshares, Inc., 1997 Incentive Stock Option Plan (incorporated by reference from Form S-1, Commission File No. 333-41959).

      4.2 Articles of Incorporation of Texas Regional Bancshares, Inc. (incorporated by reference from Form 10, Commission File No. 0-14517).

      4.3 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed December 28, 1983 (incorporated by reference from Form 10, Commission File No. 0-14517).

      4.4 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed June 25, 1986 (incorporated by reference from Form S-1, Commission File No. 33-28340).

      4.5 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed April 4, 1988 (incorporated by reference from Form S-1, Commission File No. 33-28340).

      4.6 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed April 12, 1991 (incorporated by reference from Form 10-K, Commission File No. 0-14517).

      4.7 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed March 2, 1992 (incorporated by reference from Form 10-K, Commission File No. 0-14517).

     *4.8 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., effective June 3, 1998.

      4.9 Resolution Eliminating from the Articles of Incorporation certain preferred series of shares of Texas Regional Bancshares, Inc., filed on February 21, 1995 (incorporated by reference from 1994 Form 10-K, Commission File No. 0-14517).

     *4.10  Amended and Restated Bylaws of Texas Regional Bancshares, Inc.

     *5.1   Opinion of McGinnis, Lochridge & Kilgore, L.L.P.

     *23.1 Consent of McGinnis, Lochridge & Kilgore, L.L.P. (included in opinion filed as Exhibit 5.1).

     *23.2  Consent of Independent Certified Public Accountants.

     *24. Power of Attorney of Texas Regional Bancshares, Inc. (included on signature page below.)
     -----------
      *  Filed herewith.


ITEM 9.           UNDERTAKINGS.

      (a) The undersigned registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that is meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of McAllen, State of Texas, on June 9, 1998.

                                    TEXAS REGIONAL BANCSHARES, INC.
                                    (Registrant)

                                    By: /s/ G.E. RONEY
                                            Glen E. Roney, Chairman of the
                                            Board, President & Chief Executive
                                            Officer

      Each of the directors of the registrant and each other person whose signature appears below, by his execution hereof, constitutes and appoints Glen
E. Roney his attorney-in-fact, with power of substitution, to sign, in his behalf individually and in each capacity stated below, and file all amendments and post-effective amendments to, the Registration Statement, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other applicable governmental/regulatory agencies, hereby ratifying and confirming all that Glen E. Roney or his substitute or substitutes, may do or cause to be done by virtue hereof, and the registrant hereby confers like authority to sign and file on its behalf.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                           TITLE                   DATE
       ---------                           -----                   ----

/s/ G.E. RONEY                   Chairman of the Board,         June 9, 1998
Glen E. Roney                   President, Chief Executive
                                   Officer & Director
                               (Principal Executive Officer)


/s/ GEORGE R. CARRUTHERS         Executive Vice President       June 9, 1998
George R. Carruthers            & Chief Financial Officer
                             (Principal Financial Officer)

/s/ ANN M. SEFCIK           Controller & Assistant Secretary    June 9, 1998
Ann M. Sefcik                (Principal Accounting Officer)

/s/ MORRIS ATLAS                       Director                 June 9, 1998
Morris Atlas


/s/ FRANK N. BOGGUS                    Director                 June 9, 1998
Frank N. Boggus


/s/ ROBERT G. FARRIS                   Director                 June 9, 1998
Robert G. Farris


/s/ JOE M. KILGORE                     Director                 June 9, 1998
Joe M. Kilgore


/s/ C. KENNETH LANDRUM, M.D.           Director                 June 9, 1998
C. Kenneth Landrum, M.D.

___________________________            Director                       , 1998
Julie G. Uhlhorn


/s/ JACK WHETSEL                       Director                 June 9, 1998
Jack Whetsel

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933

                              ---------------------

                         TEXAS REGIONAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

                              ---------------------

                                    EXHIBITS

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
                                INDEX TO EXHIBITS

    EXHIBIT
    NUMBER                         DESCRIPTION
    -------                        -----------
      4.1 Texas Regional Bancshares, Inc., 1997 Incentive Stock Option Plan (incorporated by reference from Form S-1, Commission File No. 333-41959).

      4.2 Articles of Incorporation of Texas Regional Bancshares, Inc. (incorporated by reference from Form 10, Commission File No. 0-14517).

      4.3 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed December 28, 1983 (incorporated by reference from Form 10, Commission File No. 0-14517).

      4.4 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed June 25, 1986 (incorporated by reference from Form S-1, Commission File No. 33-28340).

      4.5 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed April 4, 1988 (incorporated by reference from Form S-1, Commission File No. 33-28340).

      4.6 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed April 12, 1991 (incorporated by reference from Form 10-K, Commission File No. 0-14517).

      4.7 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., filed March 2, 1992 (incorporated by reference from Form 10-K, Commission File No. 0-14517).

     *4.8 Amendment to Articles of Incorporation of Texas Regional Bancshares, Inc., effective June 3, 1998.

      4.9 Resolution Eliminating from the Articles of Incorporation certain preferred series of shares of Texas Regional Bancshares, Inc., filed on February 21, 1995 (incorporated by reference from 1994 Form 10-K, Commission File No. 0-14517).

     *4.10  Amended and Restated Bylaws of Texas Regional Bancshares, Inc.

     *5.1   Opinion of McGinnis, Lochridge & Kilgore, L.L.P.

    *23.1 Consent of McGinnis, Lochridge & Kilgore, L.L.P. (included in opinion filed as Exhibit 5.1).

    *23.2   Consent of Independent Certified Public Accountants.

    *24. Power of Attorney of Texas Regional Bancshares, Inc. (included on signature page below.)
     -----------
      *  Filed herewith.